UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2009

Team Health Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34583	36-4276525
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 Winston Road, Suite 300 Knoxville, Tennessee	37919
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (865) 693-1000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering”) of its common stock, par value $0.01 per share, described in the Registration Statement on Form S-1 (File No. 333-162347), as amended (the “Registration Statement”), Team Health Holdings, Inc. (the “Company”) entered into a Stockholders’ Agreement (the “Stockholders’ Agreement”) on December 15, 2009 with Ensemble Parent LLC (“Ensemble Parent”), an entity controlled by investment funds affiliated with The Blackstone Group L.P. (“Blackstone”), substantially in the form previously filed as Exhibit 10.20 to the Registration Statement. A copy of the Stockholders’ Agreement is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

In addition, on December 15, 2009, in connection with the Offering, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Ensemble Parent and certain employees of the Company, substantially in the form previously filed as Exhibit 10.21 to the Registration Statement. A copy of the Registration Rights Agreement is filed herewith as Exhibit 4.2 and is incorporated herein by reference.

Affiliates of Blackstone have various relationships with the Company. For a further description of the Stockholders’ Agreement and the Registration Rights Agreement and further information concerning the other material relationships between the Company, Blackstone and its affiliates, see the section entitled “Certain Relationships and Related Party Transactions” in the Company’s prospectus (the “Prospectus”), dated December 15, 2009, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2009 Stock Incentive Plan

On December 14, 2009, in connection with the Company’s conversion from a limited liability company to a corporation (the “Conversion”), the Company’s Board of Directors approved a 2009 Stock Incentive Plan (the “2009 Stock Plan”). The 2009 Stock Plan provides for the granting of stock options, stock appreciation rights, and other stock-based awards or dividend equivalent rights to key employees, directors, consultants or other persons having a service relationship with the Company, its subsidiaries and certain of its affiliates. For further information regarding the 2009 Stock Plan, see “Management—2009 Stock Plan” in the Prospectus.

Item 8.01	Other Events.

On December 14, 2009, in connection with the Conversion, the Company’s Board of Directors approved its Certificate of Incorporation (the “Certificate of Incorporation”) and its bylaws (the “Bylaws”), in each such case, substantially in the form previously filed as Exhibit 3.1 and Exhibit 3.2 to the Registration Statement, respectively. For further information regarding the Company’s Certificate of Incorporation and Bylaws, see “Description of Capital Stock” in the Prospectus, which contains a description of the terms of the Company’s common stock. The Certificate of Incorporation and the By-laws are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and such exhibits are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2009	TEAM HEALTH HOLDINGS, INC.

	By:	/s/ HEIDI S. ALLEN
Heidi S. Allen
Senior Vice President and General Counsel

Exhibit No.	Description of Exhibit

3.1	Certificate of Incorporation of Team Health Holdings, Inc.

3.2	Bylaws of Team Health Holdings, Inc.

4.1	Stockholders’ Agreement of Team Health Holdings, Inc., dated as of December 15, 2009

4.2	Registration Rights Agreement of Team Health Holdings, Inc., dated as of December 15, 2009

10.1	Team Health Holdings, Inc. 2009 Stock Incentive Plan (incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-1 (Registration No. 333-162347))